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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   7/25/97
                                                 ------------

                          SI DIAMOND TECHNOLOGY, INC.
              (Exact name of Registrant as specified in charter)

         TEXAS                       1-11602                  76-0273345
(State of Incorporation)    (Commission File Number)    (IRS Employer
                                                         Identification Number)

        12100 Technology Boulevard
              Austin, Texas                                   78727
   (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code: (512) 331-6200

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     In July 1997, the Company issued 1,700 shares of its Series G Preferred Stock in a transaction under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), for which the Company received $1,700,000. As of July 25, 1997, the Company also had commitments for the issuance of an additional 300 shares of the Series G Preferred Stock for which it will receive an additional $300,000. The Company has authorized the issuance of up to 3,000 shares of Series G Preferred Stock. The Series G Preferred Stock does not pay any dividends and has no voting rights except as otherwise required by law.

     The shares of Series G Preferred Stock are convertible into shares of the Company's common stock, par value $.001 (the "Common Stock"), at any time after the earlier of (i) the effective date of a registration statement covering the shares of Common Stock into which the Series G Preferred Stock is convertible (the "Conversion Shares"), or (ii) 30 days after the date of issuance of the Series G Preferred Stock. Each share of Series G Preferred Stock is convertible into the number of shares of Common Stock determined by dividing (i) the product of (a) the original Issue Price of the shares of Series G Preferred Stock, multiplied by (b) .10 times the number of years (or portion thereof) from the date of issuance of the Series G Preferred Stock, by (ii) $1.00. Each share of Series G Preferred Stock outstanding on June 10, 2002 automatically shall be converted into Common Stock on such date in accordance with the Conversion Price and the other terms of conversion then in effect.

     The Company and the purchasers of the Series G Preferred Stock are also parties to a Registration Rights Agreement. Pursuant to such agreement the Company will file a registration statement within 30 days covering the resale of the Conversion Shares. The Company is obligated to keep the registration statement effective for one year.

     The Statement of Resolutions regarding the Series G Preferred Stock, the Reg D Subscription Agreement and the Registration Rights Agreement are filed as exhibits hereto and the foregoing description is qualified in its entirety by reference thereto.

Item 7.   Financial Statements and Exhibits

     3.1 Statement of Resolutions Establishing and Designating the Company's Series G Preferred Stock, as filed with the Secretary of State of the State of Texas on June 11, 1997.

     4.1 Form of Regulation D Subscription Agreement by and between the Company and the Holders of the Company's Series G Preferred Stock.

     4.2 Form of Registration Rights Agreement by and between the Company and the Holders of the Company's Series G Preferred Stock.

     4.3 Form of Warrant by and between the Company and the Holders of the Company's Series G Preferred Stock.
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     Pursuant to the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: July 25, 1997


                                           SI DIAMOND TECHNOLOGY, INC.


                                           By:/s/ Douglas P. Baker
                                              ----------------------------
                                                    Douglas P.  Baker
                                                   Vice President and
                                                 Chief Financial Officer